UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 9, 2019

Date of Report (Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(212) 218-7910

_____________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GRIF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On December 9, 2019, Griffin Industrial Realty, Inc. (“Griffin” or “Registrant”) issued a press release announcing that in the three months ended November 30, 2019 (the “2019 fourth quarter”) it executed two new leases totaling approximately 105,000 square feet of industrial/warehouse space (including the previously disclosed approximately 74,000 square foot lease) and extended a lease for approximately 15,000 square feet of office/flex space. The new leases both were for space in 160 International Drive which, along with 180 International Drive, are located in Concord, North Carolina, in the greater Charlotte area, and were completed and placed in service in the 2019 fourth quarter. These two new industrial/warehouse buildings total approximately 283,000 square feet, increasing Griffin’s portfolio in the Charlotte market to three industrial/warehouse buildings aggregating approximately 560,000 square feet. In the 2019 fourth quarter, Griffin also acquired a fully leased approximately 100,000 square foot industrial/warehouse building in Orlando, Florida, Griffin’s first property in that market.

As of November 30, 2019, Griffin’s twenty-eight industrial/warehouse buildings aggregating approximately 4,029,000 square feet (90% of Griffin’s total real estate portfolio) were 93% leased (97% excluding 160 and 180 International Drive). Griffin’s twelve office/flex buildings aggregating approximately 433,000 square feet were 70% leased as of November 30, 2019. Griffin’s total real estate portfolio of approximately 4,462,000 square feet was 90% leased as of November 30, 2019 (94% excluding 160 and 180 International Drive).

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant’s December 9, 2019 Press Release (attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: December 9, 2019